EXHIBIT 24


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                                POWER OF ATTORNEY

         Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the issuance of securities of the Company in connection with the BB&T Corporation Non-Employee Directors' Deferred Compensation and Stock Option Plan and the BB&T Corporation Non-Qualified Defined Contribution Plan, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

         This Power of Attorney has been signed by the following persons in the capacities indicated on February 25, 1997.
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
         /s/ John A. Allison, IV                                       /s/ Scott E. Reed
---------------------------------------------                 ------------------------------------------
Name:    John A. Allison IV                                   Name:    Scott E. Reed
Title:   Chairman of the Board and                            Title:   Senior Executive Vice President
         Chief Executive Officer                                       and Chief Financial Officer
         (principal executive officer)                                 (principal financial officer)


         /s/  Sherry A. Kellett                                        /s/ Paul B. Barringer
---------------------------------------------                 -------------------------------------------
Name:    Sherry A. Kellett                                    Name:    Paul B. Barringer
Title:   Executive Vice President                             Title:   Director
         and Controller
         (principal accounting officer)


         /s/ W. R. Cuthbertson, Jr.                                    /s/ Ronald E. Deal
---------------------------------------------                --------------------------------------------
Name:    W. R. Cuthbertson, Jr.                               Name:    Ronald E. Deal
Title:   Director                                             Title:   Director


         /s/  A. J. Dooley, Sr.                                        /s/ Joe L. Dudley, Sr.
---------------------------------------------                 -------------------------------------------
Name:    A. J. Dooley, Sr.                                    Name:    Joe L. Dudley, Sr.
Title:   Director                                             Title:   Director


         /s/ Tom D. Efird                                              /s/ O. William Fenn, Jr.
---------------------------------------------                 ------------------------------------------
Name:    Tom D. Efird                                         Name:    O. William Fenn, Jr.
Title:   Director                                             Title:   Director


         /s/  Paul S. Goldsmith                                        /s/ L. Vincent Hackley
---------------------------------------------                 ------------------------------------------
Name:    Paul S. Goldsmith                                    Name:    L. Vincent Hackley
Title:   Director                                             Title:   Director




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         /s/ Ernest F. Hardee                                      /s/ Richard Janeway, M.D.
-------------------------------------------                   ----------------------------------------
Name:    Ernest F. Hardee                                     Name:    Richard Janeway, M.D.
Title:   Director                                             Title:   Director


         /s/ J. Ernest Lathem, M.D.                                /s/ James H. Maynard
-------------------------------------------                   -----------------------------------------
Name:    J. Ernest Lathem, M.D.                               Name:    James H. Maynard
Title:   Director                                             Title:   Director


         /s/ Joseph A. McAleer, Jr.                                /s/ Albert O. McCauley
--------------------------------------------                  -----------------------------------------
Name:    Joseph A. McAleer, Jr.                               Name:    Albert O. McCauley
Title:   Director                                             Title:   Director


         /s/ Dickson McLean, Jr                                    /s/ Charles E. Nichols
-------------------------------------------                   ----------------------------------------
Name:    Dickson McLean, Jr.                                  Name:    Charles E. Nichols
Title:   Director                                             Title:   Director


         /s/  L. Glenn Orr, Jr.                                    /s/ A. Winniett Peters
------------------------------------------                    ----------------------------------------
Name:    L. Glenn Orr, Jr.                                    Name:    A. Winniett Peters
Title:   Director                                             Title:   Director


         /s/  Richard L. Player, Jr.                               /s/ C. Edward Pleasants, Jr.
------------------------------------------                    -----------------------------------------
Name:    Richard L. Player, Jr.                               Name:    C. Edward Pleasants, Jr.
Title:   Director                                             Title:   Director


         /s/  Nido R. Qubein                                        /s/ A. Tab Williams, Jr.
-----------------------------------------                     ------------------------------------------
Name:    Nido R. Qubein                                       Name:    A. Tab Williams, Jr.
Title:   Director                                             Title:   Director
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